Exhibit 10.8

EXECUTION VERSION

AMENDMENT NO. 6 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 6 TO MASTER REPURCHASE AGREEMENT, dated as of March 30, 2018 (this “Amendment”), among PARLEX 1 FINANCE, LLC (“Seller”) and BANK OF AMERICA, N.A., a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase Agreement, dated as of May 21, 2013, as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of September 23, 2013, as further amended by that certain Joinder Agreement, also dated as of September 23, 2013, as further amended by that certain Amendment No. 2 to Master Repurchase Agreement, dated as of June 30, 2014, as further amended by that certain Amendment No. 3 to Master Repurchase Agreement, dated as of March 27, 2015, as further amended by that certain Joinder Termination Agreement dated as of March 25, 2016, as further amended by that certain Amendment No. 4 to Master Repurchase Agreement, also dated as of March 25, 2016, as further amended by that certain Amendment No. 5 to Master Repurchase Agreement, dated as of December 21, 2017 (as amended hereby and as may be further amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Seller and Buyer have agreed to amend certain provisions of the Repurchase Agreement in the manner set forth herein, and Blackstone Mortgage Trust Inc. (“Guarantor”) has agreed to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer each hereby agree as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a) The definition of “Facility Amount” in Section 2 of the Repurchase Agreement is hereby amended by deleting “$750,000,000” and replacing such text with “$1,000,000,000”.

(b) The terms, “Facility Termination Date”, “Initial Facility Termination Date” and “New Purchased Loan”, as set forth in Section 2 of the Repurchase Agreement, are each hereby amended and restated in their entirety to read as follows:

“Facility Termination Date” shall mean the Initial Facility Termination Date, as the same may be extended to May 21, 2022, in accordance with the exercise of the First Extension Option and, as same may be further extended to May 21, 2023, in accordance with the exercise of the Second Extension Option.

“Initial Facility Termination Date” shall mean May 21, 2021.

“New Purchased Loan” shall mean any Purchased Loan for which the related Purchase Date occurs after June 30, 2014 but prior to the Sixth Amendment Effective Date.

(c) Section 2 of the Repurchase Agreement is hereby amended by adding the following new definitions in correct alphabetical order:

“Amendment 6 Purchased Loan” shall mean any Purchased Loan for which the related Purchase Date occurs on or after the Sixth Amendment Effective Date.

“Amendment 6 Purchased Loan Fee” shall have the meaning specified in the Fee Letter.

“Pre-Amendment 6 Purchased Loan” shall mean any Purchased Loan for which the related Purchase Date occurred prior to the Sixth Amendment Effective Date.

“Sixth Amendment Effective Date” shall mean March 30, 2018.

(d) Section 3(f)(7) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“(7) Seller shall have paid to Buyer (i) (A) in the case of Pre-Amendment 6 Purchased Loans, the Facility Fee applicable to all such Purchased Loans subject to the applicable Transaction, and (B) in the case of Amendment 6 Purchased Loans, the initial installment of the Amendment 6 Purchased Loan Fee applicable to all such Purchased Loans subject to the applicable Transaction, and (ii) any unpaid Diligence Fees and Transaction Costs in respect of such Purchased Loan (which amounts, at Seller’s option, may be held back from funds remitted to Seller by Buyer on the Purchase Date);”.

(e) Section 12(t) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows: “(t)

With respect to each Pre-Amendment 6 Purchased Loan, Seller shall pay to Buyer the Purchased Loan Fee, which shall be fully earned by, and due and payable to, Buyer (i) with respect to each Legacy Purchased Loan, on the third (3rd) anniversary of each related Purchase Date, and (ii) with respect to each New Purchased Loan, on each of the third (3rd) and fourth (4th) anniversaries of each related Purchase Date. With respect to each Amendment 6 Purchased Loan, Seller shall pay Buyer the applicable Amendment 6 Purchased Loan Fee on each of (i) the related Purchase Date, (ii) each anniversary of such Purchase Date until such Purchased Loan is repurchased, and (iii) any applicable Future Funding Date which is not an anniversary of the related Purchase Date, in each case, to be paid to Buyer in U.S. Dollars, in immediately available funds, without deduction, set-off or counterclaim.”

SECTION 2. Effectiveness. This Amendment shall become effective on the date first set forth above (the “Amendment Effective Date”), which is the date on which this Amendment is executed and delivered by a duly authorized officer of each of Seller and Buyer and acknowledged and agreed by Guarantor, along with delivery to Buyer of such other documents as Buyer reasonably requested prior to the Amendment Effective Date.

SECTION 3. Compliance with Transaction Documents. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Section 10 of the Repurchase Agreement are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date).

SECTION 4. Acknowledgements of Seller. Seller hereby acknowledges that, as of the date hereof, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Transaction Documents.

SECTION 5. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment, and agrees that it continues to be bound by the Guaranty to the extent of the Obligations (as defined therein), notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein, and (b) that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guaranty and each of the other Transaction Documents.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references in the Repurchase Agreement to the “Agreement” and the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to the Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended by this Amendment.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. Expenses. Seller agrees to pay and reimburse Buyer for all actual out-of-pocket costs and expenses reasonably incurred by Buyer in connection with the preparation, execution and delivery of this Amendment in accordance with Section 20(b) of the Repurchase Agreement.

SECTION 9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

[Remainder of page intentionally left blank; Signatures follow on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

BANK OF AMERICA, N.A.,
a national banking association

By:	/s/ Leland F. Bunch
Name: Leland F. Bunch
Title: Managing Director

SELLER:

PARLEX 1 FINANCE, LLC,
a Delaware limited liability company

By:	/s/ Thomas C. Ruffing
Name: Thomas C. Ruffing
Title: Managing Director, Head of Asset Management

[Signature Page to Amendment No. 6 to Master Repurchase Agreement]

Acknowledged and Agreed:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By:	/s/ Thomas C. Ruffing
Name: Thomas C. Ruffing
Title: Managing Director, Head of Asset Management

[Signature Page to Amendment No. 6 to Master Repurchase Agreement]